                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To: Air Products and Chemicals, Inc.:


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated 4 November 1997, included, and incorporated by reference, in Air Products and Chemicals, Inc's Form 10-K for the year ended 30 September 1997 and to all references to our Firm included in this Registration Statement.





                                                             ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
30 January 1998




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